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                                                                       Exhibit 5

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[LOGO]                          Applicants signing in New York must use this form.                         LINCOLN LIFE & ANNUITY
                                                                                                            COMPANY OF NEW YORK
                                          LINCOLN INVESTOR ADVANTAGE(SM)                                         HOME OFFICE
                                          VARIABLE ANNUITY APPLICATION                                       SYRACUSE, NEW YORK

All sections must be completed. Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1A CONTRACT OWNER MAXIMUM AGE OF CONTRACT OWNER IS 85. IF TRUST IS OWNER, TRUST DOCUMENTS ARE REQUIRED.

___________________________________________________    ____________________________________________________________
Name (First, Middle Initial, Last)                     Social Security Number/TIN

___________________________________________________    _________________________________________________________ / / Male / / Female
Street Address (Physical Street Address required)      Date of Birth

___________________________________________________    ____________________________________________________________
City State Zip                                         Home Telephone Number

___________________________________________________    ________________________________________________________ Is Trust revocable*
Trustee Name*                                          Date of Trust*                                              / / Yes / / No

1B JOINT CONTRACT OWNER MAXIMUM AGE OF JOINT CONTRACT OWNER IS 85.

___________________________________________________    _________________________________________________________
Name (First, Middle Initial, Last)                     Social Security Number/TIN

___________________________________________________    / / Spouse / / Non-Spouse / / Male / / Female
Street Address (Physical Street Address required)

___________________________________________________    ____________________________________________________________
City                State               Zip Code       Date of Birth                  Telephone Number

2A ANNUITANT (IF NO ANNUITANT IS SPECIFIED, THE CONTRACT OWNER, OR JOINT OWNER IS YOUNGER, WILL BE THE ANNUITANT.) MAXIMUM AGE OF
              ANNUITANT IS 85.

___________________________________________________    ____________________________________________________________
Name (First, Middle Initial, Last)                     Social Security Number/TIN

___________________________________________________    _________________________________________________________ / / Male / / Female
Street Address (Physical Street Address required)      Date of Birth

___________________________________________________    ____________________________________________________________
City State Zip                                         Telephone Number

2B CONTINGENT ANNUITANT MAXIMUM AGE OF CONTINGENT ANNUITANT IS 85

___________________________________________________    ____________________________________________________________
Name (First, Middle Initial, Last)                     Social Security Number/TIN

___________________________________________________    _________________________________________________________ / / Male / / Female
Street Address (Physical Street Address required)      Date of Birth

___________________________________________________    ____________________________________________________________
City State Zip                                         Telephone Number

Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.
ANF06747NY3                                                                                      ANF06747NY-LIA 8/13
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3 BENEFICIARIES (SHARE PERCENTAGE MUST EQUAL 100%. STATE BENEFICIARIES FULL LEGAL NAME. LIST ADDITIONAL BENEFICIARIES IN SECTION 6.

__________________________________________  ___________________________________  _______________  ___________  ______%
Full Legal Name / / Primary / / Contingent  Relationship to Contract Owner       Date of Birth    SSN/TIN

___________________________________________________________________________________________________________________
Beneficiary Address (Physical Street Address required)

__________________________________________  ___________________________________  _______________  ___________  ______%
Full Legal Name / / Primary / / Contingent  Relationship to Contract Owner       Date of Birth    SSN/TIN

___________________________________________________________________________________________________________________
Beneficiary Address (Physical Street Address required)

__________________________________________  ___________________________________  _______________  ___________  ______%
Full Legal Name / / Primary / / Contingent  Relationship to Contract Owner       Date of Birth    SSN/TIN

___________________________________________________________________________________________________________________
Beneficiary Address (Physical Street Address required)
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4 TYPE OF CONTRACT (ONLY CHOOSE ONE)

/ / NONQUALIFIED: (Do NOT select plan type)
/ / TAX-QUALIFIED (Must complete plan type)

PLAN TYPE (CHECK ONE):
/ / Roth IRA     / / Traditional IRA    / / SEP / /

5 REPLACEMENT Must complete this section

What is the total amount of annuities and all inforce insurance on your life? (Please list in the box below.) If none, check this box: / /

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              FACE AMOUNT                                        REPLACEMENT OR
            (LIFE INSURANCE     POLICY/CONTRACT     ISSUE DATE      CHANGE OF     CHECK HERE IF
COMPANY          ONLY)              NUMBER          (MM/DD/YY)    POLICY/OWNER    1035EXCHANGE
------------------------------------------------------------------------------------------------
                                                                 / / Yes / / No
                                                                 / / Yes / / No
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6 ADDITIONAL REMARKS

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

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7 DECLARATIONS AND SIGNATURES

The annuity will become effective on the date of issue. In the event the initial purchase payment is not acceptable, the Company's liability is limited to the return of the payment made. Any annuity issued upon this application shall be considered a contract of the state in which the contract is delivered and its terms shall be construed in accordance with the laws of that state.

All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of a current prospectus and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the Variable Account, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

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________________________________ ____________________________________________ ___________________________
SIGNATURE OF CONTRACT OWNER           SIGNATURE OF JOINT CONTRACT OWNER (IF APPLICABLE) DATE

_______________________________________ ________________________________________
Dated at (City and State)                Dated at (City and State)

_____________________________________________________________________________________   _________________
SIGNATURE OF ANNUITANT (ANNUITANT MUST SIGN IF CONTRACT OWNER IS TRUST OR CUSTODIAN.)   DATE
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Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(a) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.

8 REPRESENTATIVE'S SIGNATURE

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Does the applicant have any existing life insurance policies or annuity contracts? / / Yes / / No
Will the proposed contract replace any existing annuity or life insurance? / / Yes / / No
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The representative hereby certifies he/she witnessed the signature(s) in Section
7 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Company approved sales materials in conjunction with the sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.


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_________________________________________________     _________________________________________
Signature of Registered Representative                Registered Representative SS#
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ANF06747NY3 8/13

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